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                                                                   EXHIBIT 10.18

                              CONSENT AND AMENDMENT

     THIS CONSENT AND AMENDMENT (this "CONSENT") dated as of April 3, 2002 to the Credit Agreement referenced below is by and among Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "PARENT"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (together with the Parent, the "GUARANTORS"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $120 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") dated as of October 26, 2001 among the Borrower, the Guarantors, the Lenders, LaSalle Bank, National Association, as syndication agent, and General Electric Capital Corporation, Barclays Bank, PLC, and Antares Capital Corporation, as co-documentation agents, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2.   AMENDMENTS. The Credit Agreement is amended in the following respects:

          (a) In Section 3.3(b)(iii) of the Credit Agreement, the reference to "$60 million" in clause (A) of the second paragraph thereof is amended to read "$65 million" with respect to a Qualifying IPO that is consummated on or prior to July 31, 2002.

          (b) In the definition of "PIK Financing" in Section 1.1 of the Credit Agreement the reference to "$60 million" in clause (a) thereof is amended to read "$65 million" with respect to a Qualifying IPO that is consummated on or prior to July 31, 2002.

          (c) Schedule 6.27(b) to the Credit Agreement is amended by deleting it in its entirety and replacing it with Schedule 6.27(b) hereto.

     3. PERIOD OF EFFECTIVENESS. Notwithstanding anything in Section 2 above or elsewhere in this Amendment to the contrary, the amendments in Section 2(a) and Section 2(b) shall be effective only for a Qualifying IPO that is consummated on or prior to July 31, 2002. If a Qualifying IPO is consummated after July 31, 2002, the amendments in Section 2(a) and Section 2(b) shall not be effective with respect to such Qualifying IPO.

     4. CONSENT. The Borrower's fiscal year ends on the Sunday closest to December 31. The provisions of the Credit Agreement contemplates a December 31 fiscal year end (and fiscal quarter ends of March 31, June 30 and September 30). The parties hereto agree that each reference to March 31, June 30, September 30 and December 31 in the Credit Agreement (other than such references in Section 2.3(c) and Section 2.4(c)) shall be deemed to refer to the last day of the fiscal quarter or fiscal year of the Borrower, as applicable, ending on or about such date. In addition, each reference to January 1, April 1, July 1 and October 1 in Section 7.11(a) shall be deemed to refer to the first day of the fiscal quarter or fiscal year of the Borrower, as applicable, beginning on or about such date.

     5. CONDITIONS PRECEDENT. This Consent shall be effective as of the date hereof upon (a) receipt by the Administrative Agent of multiple counterparts of this Consent executed by the Credit Parties and the Required Lenders and (b) payment by the Credit Parties of all fees and expenses owing to Moore & Van Allen, PLLC, counsel to the Administrative Agent.

     6. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrower affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents (as

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hereby amended) are true and correct as of the date hereof (except those that expressly relate to an earlier period).

     7. REAFFIRMATION OF GUARANTY. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     8.   REAFFIRMATION OF SECURITY INTERESTS. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Consent shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

     9. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     10. COUNTERPARTS. This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Consent to produce or account for more than one such counterpart.

     11. GOVERNING LAW. This Consent shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

BORROWER:       MEDICAL STAFFING NETWORK, INC.,
                a Delaware corporation

                By: /s/ Kevin S. Little
                   -------------------------------------------------
                Name: Kevin S. Little
                     -----------------------------------------------
                Title: Chief Financial Officer
                      ----------------------------------------------

GUARANTORS:     MEDICAL STAFFING HOLDINGS, LLC,
                a Delaware limited liability company
                By:  MSN Holdings, Inc., a Delaware corporation,
                     its sole member

                     By: /s/ Kevin S. Little
                        -----------------------------------------------------
                     Name: Kevin S. Little
                          ---------------------------------------------------
                     Title: Chief Financial Officer
                           --------------------------------------------------

AGENT:          BANK OF AMERICA, N.A., in its capacity as Administrative Agent

                By:  /s/ James W. Ford
                   ----------------------------------------------------------
                Name: James W. Ford
                     --------------------------------------------------------
                Title: Managing Director
                      -------------------------------------------------------

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LENDERS:        BANK OF AMERICA, N.A., in its capacity as a Lender

                By: /s/ James W. Ford
                   ----------------------------------------------------------
                Name: James W. Ford
                     --------------------------------------------------------
                Title: Managing Director
                      -------------------------------------------------------

                LASALLE BANK, NATIONAL ASSOCIATION

                By:  /s/ Dana Friedman
                   ----------------------------------------------------------
                Name: Dana Friedman
                     --------------------------------------------------------
                Title: Vice President
                      -------------------------------------------------------

                GE CAPITAL CORPORATION

                By:  /s/ Brian S. Beckwith
                   ----------------------------------------------------------
                Name: Brian S. Beckwith
                     --------------------------------------------------------
                Title: Duly Authorized Signatory
                      -------------------------------------------------------

                ANTARES CAPITAL CORPORATION

                By:
                   ----------------------------------------------------------
                Name:
                     --------------------------------------------------------
                Title:
                      -------------------------------------------------------

                JP MORGAN CHASE BANK, as trustee of the
                ANTARES FUNDING TRUST created under the
                Trust Agreement dated as of November 30, 1999

                By:  /s/ Leslie Hundley
                   ----------------------------------------------------------
                Name: Leslie Hundley
                     --------------------------------------------------------
                Title: Officer
                      -------------------------------------------------------

                BARCLAYS BANK, PLC

                By:  /s/ John Giannone
                   ----------------------------------------------------------
                Name: John Giannone
                     --------------------------------------------------------
                Title: Director
                      -------------------------------------------------------

                JPMORGAN CHASE BANK

                By:  /s/ Robert Bottamedi
                   ----------------------------------------------------------
                Name: Robert Bottamedi
                     --------------------------------------------------------
                Title: Vice President
                      -------------------------------------------------------

                UBS, AG STAMFORD BRANCH

                By:
                   ----------------------------------------------------------
                Name:
                     --------------------------------------------------------
                Title:
                      -------------------------------------------------------

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                VAN KAMPEN PRIME RATE INCOME TRUST

                By:     Van Kampen Investment Advisory Corp.

                        By:  /s/ Brad Langs
                           -----------------------------------------
                        Name: Brad Langs
                             ---------------------------------------
                        Title: Vice President
                              --------------------------------------

                VAN KAMPEN SENIOR INCOME TRUST

                By:     Van Kampen Investment Advisory Corp.

                        By:  /s/ Brad Langs
                           -----------------------------------------
                        Name: Brad Langs
                             ---------------------------------------
                        Title: Vice President
                              --------------------------------------

                SALOMON BROTHERS HOLDING COMPANY, INC.

                By:
                   ----------------------------------------------------------
                Name:
                     --------------------------------------------------------
                Title:
                      -------------------------------------------------------